SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 7, 2005

ABLE LABORATORIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-11352	04-3029787
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Able Drive, Cranbury, NJ 08512

(Address of principal executive offices) (Zip Code)

(609) 495-2800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On July 7, 2005, Able Laboratories, Inc. announced that Robert G. Mauro, its President and interim Chief Executive Officer and a director, had tendered his resignation, and the Company had accepted his resignation from each of those positions. The full text of the press release is attached as Exhibit 99.1 to this Report and is incorporated by reference herein.

Item 8.01	Other Events

On July 1, 2005, the Company filed a press release relating to its annual meeting. A copy of the press release is attached as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

99.1	Press Release dated July 7, 2005
99.2	Press Release dated June 30, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ABLE LABORATORIES, INC.

By: /s/ Nitin Kotak

Nitin Kotak
Vice President, Finance and Accounting

Date: July 8, 2005

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated July 7, 2005
99.2	Press Release dated June 30, 2005
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